Prospectus and Statement of Additional Information Supplement
November 14, 2002*

AXP International Equity Index Fund
AXP Mid Cap Index Fund
AXP Nasdaq 100 Index Fund
AXP S&P 500 Index Fund
AXP Total Stock Market Index Fund

Prospectus S-6434-99 F (4/02)
Statement of Additional Information S-6434-20 F (4/02)

SHAREHOLDER MEETING
At the regular meeting of shareholders held on November 13, 2002, in addition to electing Board members, shareholders of the funds listed above approved the following proposals:

1. Voting Procedures. Shareholders of all funds approved a change from share-based voting to dollar-based voting. Voting rights will be based on a shareholder's total dollar interest in the fund, rather than on the number of shares owned. As a result, voting power will be allocated in proportion to the value of each shareholder's investment.

2. Approval of Subadvisory Agreements. Shareholders of Mid Cap Index and S&P 500 Index approved a policy authorizing American Express Financial Corporation
(AEFC), the fund's investment adviser, subject to Board approval, to retain and replace subadvisers, or to modify subadvisory agreements, without shareholder approval. If there is a change in subadvisers, within 90 days shareholders will receive an information statement that includes all of the information that is included in a proxy statement.

3. Liquidation. Shareholders of International Equity Index approved a proposal to liquidate the fund. Effective immediately, the fund will cease any business activities except for the purpose of winding up its affairs and distributing assets to shareholders. The liquidation is expected to take place on November 22, 2002.

4. Mergers. Shareholders of Nasdaq 100 Index and Total Stock Market Index approved a proposal to merge those funds into S&P 500 Index. The merger is expected to take place in December 2002.



S-6434-2 A (11/02)

*Valid until next prospectus update

Destroy April 1, 2003